UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21075

Dreyfus Institutional Cash Advantage Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	10/31/12

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	Letter to Shareholders
5	Understanding Your Fund’s Expenses
5	Comparing Your Fund’s Expenses With Those of Other Funds
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
17	Notes to Financial Statements
25	Proxy Results
26	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Institutional
Cash Advantage Fund

The Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

This semiannual report for Dreyfus Institutional Cash Advantage Fund covers the six-month period ended October 31, 2012. During the reporting period, the fund’s Administrative Advantage shares produced an annualized yield of 0.07%, Participant Advantage shares produced an annualized yield of 0.00%, Institutional Advantage shares produced an annualized yield of 0.14% and Investor Advantage shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Administrative Advantage shares, Participant Advantage shares, Institutional Advantage shares and Investor Advantage shares produced annualized effective yields1 of 0.07%, 0.00%, 0.14% and 0.00%, respectively.2

Yields of money market instruments remained near historical lows throughout the reporting period as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged amid sluggish economic growth.

U.S. Economy Recovering Slowly

The reporting period began in the immediate wake of encouraging signs in the U.S. economy, including a decrease in the unemployment rate to 8.1% and job gains exceeding 200,000 per month. What’s more, struggling housing markets appeared to have finally reached a bottom. As a result, investors had become more tolerant of risks, and they turned their attention away from traditional safe havens and toward riskier asset classes and market sectors.

However, May 2012 saw subpar job creation and an uptick in the unemployment rate to 8.2%.While manufacturing activity improved, it did so at a slower pace than in previous months. Meanwhile, a resurgent debt crisis in Europe dominated the headlines when austerity measures encountered political resistance in several countries.

The U.S. manufacturing sector contracted in June for the first time in three years, with weakness especially evident in new orders. On the other hand, U.S. housing prices climbed for the first time in seven months, and new unemployment claims fell. However, for the second quarter of 2012 overall, U.S. economic growth slowed to a disappointing 1.3% annualized rate.The economy added 181,000 jobs in July, more than most analysts expected, but the unemployment rate climbed to 8.3% as more people entered the workforce. Meanwhile, manufacturing activity contracted for the second straight month, and economists became concerned about the potential consequences of a major drought in the Midwest.

Data in August showed higher sales and prices in U.S. housing markets. The unemployment rate fell to 8.1%, and more than 190,000 new jobs were created during the month. Meanwhile, personal income and expenditures rose modestly. Corporate earnings generally proved healthier than expected, as a majority of companies met or exceeded analysts’ earnings targets.

The economic recovery seemed to gain a degree of traction in September, with the addition of 148,000 new jobs and a sharp drop in the unemployment rate to 7.8%, its lowest level since January 2009.The manufacturing sector rebounded after posting three months of modest declines, and the service sector posted its 33rd consecutive month of expansion. In the housing market, sales prices reached their highest levels, on average, in approximately five years. However, consumer spending showed evidence of weakness, and many economists, investors and business executives grew increasingly concerned about the possibility that a gridlocked Congress might not reach agreement on ways to prevent the “fiscal cliff” of automatic tax hikes and spending reductions scheduled for year-end. It later was announced that the U.S. economy grew at a 2.0% annualized rate during the third quarter of 2012.

The unemployment rate ticked higher in October to 7.9% as more workers joined the labor force, and 184,000 private sector jobs were added during the month. Manufacturing activity increased at a faster rate in October than in September, and home prices posted modest gains, suggesting that the gradual U.S. economic recovery remained intact.

The Fund	3

LETTER TO SHAREHOLDERS (continued)

Rates Likely to Stay Low

As has been the case for the past several years, yields of money market instruments hovered near zero percent throughout the reporting period. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated securities typically entail.

We have maintained the fund’s weighted average maturity in a position we consider roughly in line with market averages, and we have kept our focus on well-established issuers that historically have demonstrated good liquidity characteristics.

During the latter part of the reporting period, the Fed announced additional steps to boost employment and stimulate growth, including an extension of Operation Twist, a new round of quantitative easing and the likelihood that short-term interest rates would remain near historical lows at least until mid-2015.Therefore, we intend to maintain the fund’s focus on quality and liquidity.

Patricia A. Larkin
Senior Portfolio Manager
November 15, 2012
New York, N.Y.

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.
2	Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s yields for its Participant Advantage shares and
Investor Advantage shares would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Cash Advantage Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012
	Institutional	Administrative	Investor	Participant
	Advantage	Advantage	Advantage	Advantage
Expenses paid per $1,000†	$ .81	$ 1.16	$ 1.56	$1.56
Ending value (after expenses)	$ 1,000.70	$1,000.40	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012
	Institutional	Administrative	Investor	Participant
	Advantage	Advantage	Advantage	Advantage
Expenses paid per $1,000†	$.82	$1.17	$1.58	$1.58
Ending value (after expenses)	$1,024.40	$1,024.05	$1,023.64	$1,023.64

† Expenses are equal to the fund’s annualized expense ratio of .16% for Institutional Advantage, .23% for Administrative Advantage, .31% for Investor Advantage and .31% for Participant Advantage, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 5

STATEMENT OF INVESTMENTS
October 31, 2012 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—43.8%	Amount ($)		Value ($)
Bank of Montreal (Yankee)
0.20%, 1/10/13	175,000,000		175,000,000
Bank of Nova Scotia (Yankee)
0.27%—0.59%, 11/1/12	750,000,000	[a]	750,000,000
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.33%, 11/20/12	400,000,000		400,000,000
Canadian Imperial Bank of Commerce (Yankee)
0.54%, 11/1/12	400,000,000	[a]	400,000,000
Chase Bank USA
0.20%, 11/20/12	250,000,000		250,000,000
Credit Suisse New York (Yankee)
0.32%, 4/8/13	250,000,000		250,000,000
Mizuho Corporate Bank (Yankee)
0.31%—0.34%, 11/1/12—12/10/12	800,000,000		800,000,000
National Australia Bank (Yankee)
0.49%, 11/2/12	750,000,000	[a]	750,000,000
Nordea Bank Finland (Yankee)
0.25%, 4/3/13	500,000,000		500,000,000
Norinchukin Bank (Yankee)
0.27%—0.39%, 11/6/12—1/16/13	775,000,000		775,000,000
Rabobank Nederland (Yankee)
0.26%—0.29%, 11/6/12—11/30/12	492,000,000		492,000,000
Royal Bank of Canada (Yankee)
0.57%, 11/1/12	240,000,000	[a]	240,000,000
Skandinaviska Enskilda Banken (Yankee)
0.33%, 11/27/12	500,000,000	[b]	500,000,000
Sumitomo Mitsui Banking
Corporation (Yankee)
0.24%—0.25%, 1/11/13—1/17/13	830,000,000	[b]	830,000,000
Sumitomo Trust and Banking Co. (Yankee)
0.33%, 12/3/12	300,000,000		300,000,000
Toronto Dominion Bank (Yankee)
0.20%—0.26%, 1/11/13—3/25/13	650,000,000		650,000,000
Westpac Banking Corp. (Yankee)
0.61%, 11/1/12	700,000,000	[a,b]	700,000,000
Total Negotiable Bank Certificates of Deposit
(cost $8,762,000,000)			8,762,000,000

	Principal
Commercial Paper—9.0%	Amount ($)		Value ($)
Bank of Nova Scotia
0.25%, 4/4/13	88,000,000		87,907,771
Commonwealth Bank of Australia
0.23%—0.25%, 1/22/13—4/4/13	478,000,000	[b]	477,639,927
Credit Suisse New York
0.24%, 11/27/12	200,000,000		199,965,333
General Electric Capital Corp.
0.25%—0.40%, 12/7/12—4/24/13	775,000,000		774,328,861
Toyota Motor Credit Corp.
0.27%—0.34%, 2/22/13—3/25/13	250,000,000		249,731,917
Total Commercial Paper
(cost $1,789,573,809)			1,789,573,809

Asset-Backed Commercial Paper—1.8%
Alpine Securitization Corp.
0.35%, 3/18/13	250,000,000	[b]	249,667,014
Atlantis One Funding Corp.
0.26%, 1/11/13	100,000,000	[b]	99,948,722
Total Asset-Backed Commercial Paper
(cost $349,615,736)			349,615,736

Time Deposits—14.8%
Branch Banking & Trust Co. (Grand Cayman)
0.12%, 11/1/12	47,000,000		47,000,000
Canadian Imperial Bank of Commerce (Grand Cayman)
0.14%, 11/1/12	400,000,000		400,000,000
Chase Bank USA (Grand Cayman)
0.01%, 11/1/12	200,000,000		200,000,000
DnB Bank (Grand Cayman)
0.16%, 11/1/12	900,000,000		900,000,000
Lloyds TSB Bank (London)
0.15%, 11/1/12	900,000,000		900,000,000
Nordea Bank Finland (Grand Cayman)
0.17%, 11/1/12	500,000,000		500,000,000
Total Time Deposits
(cost $2,947,000,000)			2,947,000,000

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
	U.S. Government Agencies—3.5%	Amount ($)		Value ($)
	Federal Home Loan Mortgage Corp.
	0.39%, 11/1/12	500,000,000	[a,c]	499,971,033
	Federal National Mortgage Association
	0.39%, 11/1/12	200,000,000	[a,c]	199,997,536
	Total U.S. Government Agencies
	(cost $699,968,569)			699,968,569

	U.S. Treasury Notes—5.9%
	0.14%—0.19%, 12/17/12—5/15/13
	(cost $1,185,607,893)	1,177,000,000		1,185,607,893

	Repurchase Agreements—21.2%
	ABN AMRO Bank N.V.
	0.25%-0.28%, dated 10/31/12, due 11/1/12 in the
	amount of $2,783,020,093 (fully collateralized by
	$55,000,000 Federal Farm Credit Bank, 2.63%-5.13%,
	due 4/17/14-8/25/16, value $60,494,871, $63,000,000
	Federal Home Loan Bank, 0.30%-5.63%, due
	11/27/13-3/13/20, value $65,067,460, $182,001,487
	Federal Home Loan Mortgage Corp., 0.38%-6.25%, due
	6/12/13-3/1/40, value $171,560,495, $811,794,281
	Federal National Mortgage Association, 0%-7%, due
	11/16/12-8/1/42, value $625,902,317, $17,669,000
	Resolution Funding Corp., 0%, due 10/15/20, value
	$15,374,857 and $1,899,614,500 U.S. Treasury Notes,
	0.25%-0.75%, due 3/31/14-10/31/17,
	value $1,900,260,091)	2,783,000,000		2,783,000,000
	Barclays Capital, Inc.
	0.30%, dated 10/31/12, due 11/1/12
	in the amount of $170,001,417 (fully collateralized
by $	173,934,200 U.S. Treasury Notes, 0.25%,
	due 8/15/15, value $173,400,065)	170,000,000		170,000,000
	Credit Suisse Securities LLC
	0.22%, dated 10/31/12, due 11/1/12
	in the amount of $500,003,056 (fully collateralized
	by $833,900,000 U.S. Treasury Strips,
	due 11/15/21-11/15/39, value $510,001,550)	500,000,000		500,000,000

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
HSBC USA Inc.
0.25%, dated 10/31/12, due 11/1/12
in the amount of $280,001,944 (fully collateralized
by $142,124,000 U.S. Treasury Bonds, 2.75%,
due 8/15/42, value $139,222,410 and
$145,510,000 U.S. Treasury Notes,
0.25%-1.88%, due 2/28/14-8/31/14,
value $146,378,996)	280,000,000	280,000,000
Merrill Lynch & Co. Inc.
0.28%, dated 10/31/12, due 11/1/12
in the amount of $500,003,889 (fully collateralized
by $485,355,100 U.S. Treasury Notes, 1%-2%,
due 1/31/16-9/30/16, value $510,000,013)	500,000,000	500,000,000
Total Repurchase Agreements
(cost $4,233,000,000)		4,233,000,000

Total Investments (cost $19,966,766,007)	100.0%	19,966,766,007

Cash and Receivables (Net)	.0%	7,432,720

Net Assets	100.0%	19,974,198,727

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities amounted to $2,857,255,663 or 14.3% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	62.5	Finance	5.1
Repurchase Agreements	21.2	Asset-Backed/Banking	1.8
U.S. Government/Agencies	9.4		100.0

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
investments (including Repurchase Agreements
of $4,233,000,000)—Note 1(b)	19,966,766,007	19,966,766,007
Cash		1,069,863
Interest receivable		9,242,260
Prepaid expenses		139,938
		19,977,218,068
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)		2,814,592
Payable for shares of Beneficial Interest redeemed		82
Accrued expenses		204,667
		3,019,341
Net Assets ($)		19,974,198,727
Composition of Net Assets ($):
Paid-in capital		19,974,655,903
Accumulated net realized gain (loss) on investments		(457,176)
Net Assets ($)		19,974,198,727

Net Asset Value Per Share

Institutional Advantage Shares
Net Assets ($)		19,100,350,394
Shares Outstanding		19,100,796,951
Net Asset Value Per Share ($)		1.00
Administrative Advantage Shares
Net Assets ($)		721,796,552
Shares Outstanding		721,802,395
Net Asset Value Per Share ($)		1.00
Investor Advantage Shares
Net Assets ($)		12,385,181
Shares Outstanding		12,385,402
Net Asset Value Per Share ($)		1.00
Participant Advantage Shares
Net Assets ($)		139,666,600
Shares Outstanding		139,671,155
Net Asset Value Per Share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2012 (Unaudited)

Investment Income ($):
Interest Income	32,313,254
Expenses:
Management fee—Note 2(a)	16,013,049
Service Plan fees—Note 2(b)	667,297
Trustees’ fees and expenses—Note 2(d)	347,592
Custodian fees—Note 2(c)	340,722
Registration fees	72,989
Professional fees	16,553
Prospectus and shareholders’ reports	6,479
Shareholder servicing costs—Note 2(b)	2,553
Miscellaneous	183,698
Total Expenses	17,650,932
Less—reduction in expenses due to undertaking—Note 2(a)	(252,301)
Less—reduction in fees due to earnings credits—Note 2(b)	(4,585)
Net Expenses	17,394,046
Investment Income—Net	14,919,208
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	28,930
Net Increase in Net Assets Resulting from Operations	14,948,138

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2012	Year Ended
	(Unaudited)	April 30, 2012
Operations ($):
Investment income—net	14,919,208	30,761,058
Net realized gain (loss) on investments	28,930	(486,106)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,948,138	30,274,952
Dividends to Shareholders from ($):
Investment income—net:
Institutional Advantage Shares	(14,637,841)	(30,702,332)
Administrative Advantage Shares	(281,331)	(318,428)
Investor Advantage Shares	(2)	(143)
Participant Advantage Shares	(34)	(2,742)
Total Dividends	(14,919,208)	(31,023,645)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Institutional Advantage Shares	75,730,274,141	197,183,972,758
Administrative Advantage Shares	1,280,569,419	2,415,753,719
Investor Advantage Shares	15,068,514	35,008,684
Participant Advantage Shares	319,153,221	865,919,739
Net assets received in connection
with reorganization—Note 1	—	554,519,328
Dividends reinvested:
Institutional Advantage Shares	4,853,837	11,458,799
Administrative Advantage Shares	6,912	14,516
Investor Advantage Shares	—	52
Participant Advantage Shares	24	1,786
Cost of shares redeemed:
Institutional Advantage Shares	(76,647,146,503)	(217,906,840,544)
Administrative Advantage Shares	(1,234,139,170)	(2,492,841,756)
Investor Advantage Shares	(12,942,513)	(46,267,411)
Participant Advantage Shares	(363,347,564)	(945,461,008)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(907,649,682)	(20,324,761,338)
Total Increase (Decrease) in Net Assets	(907,620,752)	(20,325,510,031)
Net Assets ($):
Beginning of Period	20,881,819,479	41,207,329,510
End of Period	19,974,198,727	20,881,819,479
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Institutional Six Months Ended
Advantage	October 31, 2012				Year Ended April 30,
Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning
of period	1.00		1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment
income—net	.001		.001	.002	.003	.020	.047
Distributions:
Dividends from
investment
income—net	(.001)		(.001)	(.002)	(.003)	(.020)	(.047)
Net asset value,
end of period	1.00		1.00	1.00	1.00	1.00	1.00
Total Return (%)	.14	[a]	.11	.20	.27	2.02	4.81
Ratios/Supplemental
Data (%):
Ratio of total
expenses to
average net assets	.16	[a]	.16	.16	.16	.18	.15
Ratio of net
expenses to
average net assets	.16	[a]	.16	.15	.16	.17	.13
Ratio of net
investment
income to
average
net assets	.14	[a]	.11	.20	.27	2.11	4.54
Net Assets,
end of period
($ x 1,000)	19,100,350		20,012,342	40,170,075	28,178,302	34,097,420	40,106,370

a Annualized.
See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Administrative	October 31, 2012				Year Ended April 30,
Advantage Shares	(Unaudited)		2012		2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.001	.002	.019	.046
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)[a]		(.001)	(.002)	(.019)	(.046)
Net asset value, end of period	1.00		1.00		1.00	1.00	1.00	1.00
Total Return (%)	.08	[b]	.04		.13	.19	1.95	4.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.23	[b]	.23		.23	.23	.25	.22
Ratio of net expenses
to average net assets	.23	[b]	.23		.22	.23	.24	.20
Ratio of net investment income
to average net assets	.07	[b]	.04		.13	.19	2.03	4.63
Net Assets, end of period
($ x 1,000)	721,797		675,358		752,389	714,946	547,902	778,735

a	Amount represents less than $.001 per share.
b	Annualized.
See notes to financial statements.

Six Months Ended
Investor	October 31, 2012				Year Ended April 30,
Advantage Shares	(Unaudited)		2012		2011		2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00	1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.001	.017	.045
Distributions:
Dividends from
investment income—net	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.001)	(.017)	(.045)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.08	1.76	4.55
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	[c]	.42		.41		.42	.43	.40
Ratio of net expenses
to average net assets	.31	[c]	.27		.35		.39	.42	.38
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.13	1.88	4.36
Net Assets, end of period
($ x 1,000)	12,385		10,259		21,488		24,160	131,450	133,758

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Participant	October 31, 2012				Year Ended April 30,
Advantage Shares	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.016	.043
Distributions:
Dividends from
investment income—net	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.016)	(.043)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.05		1.65	4.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.56	[c]	.56		.56		.56		.59	.55
Ratio of net expenses
to average net assets	.31	[c]	.27		.36		.39		.55	.51
Ratio of net investment
income to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.05		1.47	3.99
Net Assets, end of period
($ x 1,000)	139,667 183,861				263,377		289,396		376,195	155,088

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Cash Advantage Fund (the “fund”) is the sole series of Dreyfus Institutional Cash Advantage Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on June 7, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Trustees (the “Board”), all of the assets, subject to the liabilities, of Dreyfus Institutional Cash Advantage Plus Fund (“Institutional Cash Advantage Plus”) were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Institutional Cash Advantage Plus received Institutional Advantage, Administrative Advantage, Investor Advantage and Participant Advantage shares of the fund in an amount equal to the aggregate net asset value of their investment in Institutional Cash Advantage Plus at the time of the exchange.The net asset value of the fund’s shares at the close of business on June 7, 2011, after the reorganization, was $1.00 per share, and a total of 554,404,401 Institutional Advantage, 55,411 Administrative Advantage, 29,917 Investor Advantage and 29,599 Participant Advantage shares representing net assets of $554,519,328 were issued to shareholders of Institutional Cash Advantage Plus in the exchange.The exchange was a tax-free event to shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Institutional Advantage, Administrative Advantage, Investor Advantage and Participant Advantage. Administrative Advantage, Investor Advantage and Participant Advantage shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

 The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	19,966,766,007
Level 3—Significant Unobservable Inputs	—
Total	19,966,766,007
† See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization on premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended April 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $486,106 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2012.These post-enactment short-term capital losses can be carried forward for an unlimited period.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2012 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At October 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .15% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. In addition, Participant Advantage shares have an expense limit of .51%, which is still in effect.The reduction in expenses, pursuant to the undertaking, amounted to $6,920 for Investor Advantage shares and $245,381 for Participant Advantage shares during the period ended October 31, 2012.

(b) Under the fund’s Service Plan adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Advantage, Investor Advantage and Participant Advantage shares, the fund pays the Distributor for distributing such classes of shares and for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts (“Servicing”), at an aggregate annual rate of .07%, .25% and .40% of the value of the average daily net assets of the fund’s Administrative Advantage, Investor Advantage and Participant Advantage shares, respectively. The Distributor may pay one or more

Service Agents (securities dealers, financial institutions or other industry professionals) a fee in respect of the fund’s Administrative Advantage, Investor Advantage and Participant Advantage shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred. During the period ended October 31, 2012, the fund’s Administrative Advantage, Investor Advantage and Participant Advantage shares were charged $268,227, $16,538 and $382,532, respectively, pursuant to the Service Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $3,191 for transfer agency services and $97 for cash management services. Cash management fees were partially offset by earnings credits of $11.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $340,722 pursuant to the custody agreement. These fees were partially offset by earnings credits of $4,570.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $107 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4.

During the period ended October 31, 2012, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,583,528, Service Plan fees $95,910, custodian fees $168,119, Chief Compliance Officer fees $2,654 and transfer agency fees $1,042, which are offset against an expense reimbursement currently in effect in the amount of $36,661.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Gordon J. Dvais†	6,683,506,516		0
Nathan Leventhal†	6,683,506,516		0
Benaree Pratt Wiley†	6,683,506,516		0

† Each of the above Board Members were duly elected by shareholders at the fund’s August 3, 2012 shareholder meeting. Nathan Leventhal and Benaree Pratt Wiley were existing Board Members previously having been elected by the fund’s Board. In addition, Clifford L.Alexander, Jr., Joseph S. DiMartino,Whitney I. Gerard and George L.
Perry continue as Board Members of the Company.

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the

“Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group median and above the Performance Universe median, ranking in the first quartile of the Performance Universe for all periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group median and below the Expense Universe median. The Board also considered the current expense limitation arrangement undertaken by Dreyfus.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	29

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Institutional Cash Advantage Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)